Exhibit 10.39


                                 LEASE AMENDMENT



DATED:  MARCH  3,  2003

BETWEEN:  PACIFIC  REALTY  ASSOCIATES,  L.P.,
          a  Delaware  limited  partnership                             LANDLORD

AND:      EXELIXIS  PLANT  SCIENCES,  INC.,
          a wholly  owned  subsidiary  of  Exelixis,  Inc.,
          a  Delaware  corporation                                        TENANT



          Pacific Realty Associates, L.P., a Delaware limited partnership, as Landlord, and American Show Management, Inc. as Original Tenant, entered into a written lease dated October 4, 1995, consisting of approximately 11,059 square feet of office and warehouse space located in Building C, PacTrust Business Center, 16160 S.W. Upper Boones Ferry Road, Portland, Oregon 97224. By Lease Amendment dated June 3, 1996, the Lease was amended. By Assignment and Modification of Lease, dated November 7, 1997, Original Tenant assigned the Lease to Agritope, Inc. By Lease Amendment dated September 9, 1999, Agritope, Inc. leased an additional approximately 6,801 square feet of office and warehouse space. Agritope, Inc.'s leased area now totals approximately 17,860 total square feet of office and warehouse space (hereinafter referred to as the "Premises"). By facsimile dated November 5, 2002, Agritope, Inc. notified Landlord that it had been acquired by Exelixis, Inc. effective December 8, 2000, and changed its name to Exelixis Plant Sciences, Inc., a wholly owned subsidiary of Exelixis, Inc. (hereinafter referred to as "Tenant"). Such documents are hereinafter jointly referred to as "the Lease." The Lease expires February 28, 2003.

          Tenant  now  wishes  to  extend  the  term  of  the  Lease.

          NOW,  THEREFORE,  the  parties  agree  as  follows:

     1.  The  term  of  the Lease shall be extended for an additional thirty-six
(36)  months  commencing March 1, 2003 and continuing through February 28, 2006.

     2. Commencing March 1, 2003 and continuing through the extended term, Tenant shall pay base rent according to the following schedule:

                                         BASE RENT
PERIOD                                   PER MONTH
---------------------------------------  ----------

March 1, 2003 through February 29, 2004  $16,610.00
---------------------------------------  ----------
March 1, 2004 through February 28, 2005  $17,146.00
---------------------------------------  ----------
March 1, 2005 through February 28, 2006  $17,681.00
---------------------------------------  ----------

     3. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.

                                   LANDLORD:

                                   PACIFIC  REALTY  ASSOCIATES,  L.P.,
                                   a  Delaware  limited  partnership

                                   By:  PacTrust  Realty,  Inc.,
                                        a  Delaware  corporation,
                                        its  General  Partner


Date:  November  14,  2002              By:  /s/  Sam  K. Briggs
                                             Sam  K.  Briggs
                                             Vice  President


                                   TENANT:


                                   EXELIXIS  PLANT  SCIENCES,  INC.,
                                   a wholly owned subsidiary of Exelixis, Inc., a Delaware corporation


Date:  November 14, 2002           By:  /s/ Matthew G. Kramer
                                   Name:  Matthew G. Kramer
                                   Title: General Manager